                                                                 Exhibit 23.2


                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated January 21, 1998, included in the Company's 1997 Annual Report. It should be noted that we have not audited any financial statements of the Company subsequent to December 31, 1997, or performed any audit procedures subsequent to the date of our report.


                                                  /s/ ARTHUR ANDERSEN LLP

                                                  ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
 March 27, 1998